Simmons First National Corporation

NASDAQ-GS: SFNC

Acquisition of
Southwest Bancorp, Inc. (NASDAQ: OKSB)

Southwest Bancorp, Inc.

December 14, 2016

Forward-Looking Statements and Non-GAAP Financial Measures

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's common stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its common stock on favorable terms, the ability to obtain regulatory approvals and meet other closing conditions to the acquisition, including approval by the shareholders of both the Company and Southwest Bancorp, Inc. "OKSB" shareholders on the expected terms and schedule, delay in closing the acquisition, difficulties and delays in integrating the OKSB business or fully realizing cost savings and other benefits of the acquisition, business disruption following the acquisition, changes in interest rates and capital markets, inflation, customer acceptance of the Company's products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this Report, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Non-GAAP Financial Measures This document contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The company's management uses these non-GAAP financial measures in their analysis of the company's performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company's core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Important Additional Information and Where to Find It

In connection with the proposed merger, Simmons First National Corporation "SFNC" will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of OKSB and SFNC, and a prospectus of SFNC, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF SFNC AND OKSB ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY SFNC OR OKSB, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the joint proxy statement/prospectus, as well as other filings containing information about SFNC and OKSB, may be obtained at the SEC's Internet site (http://www.sec.gov), when they are filed by SFNC or OKSB. You will also be able to obtain these documents, when they are filed, free of charge, from SFNC at www.simmonsbank.com under the heading "Investor Relations". Copies of the joint proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: J. Burton Hicks, SVP and Investor Relations Officer, Telephone: (870) 541-1000 or to Southwest Bancorp, Inc., 608 South Main Street, Stillwater, Oklahoma, Attention: Joe Shockley, CFO or Rusty LaForge, EVP, General Counsel & Investor Relations, Telephone: (405) 742-1800.

SFNC, OKSB, and certain of their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning all of the participants in the solicitation will be included in the joint proxy statement/prospectus relating to the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Simmons' Current Company Profile

- **Ticker: SFNC**
- **$8.2 Billion** Total Assets
- **$2.1 Billion** Market Cap
- **4 State Footprint**
- **Since 1903**


Kansas
Missouri
Arkansas
Tennessee

- **History of strong asset quality**
- **Excellent non-interest income** (non-banking business units)
- **Converted from a National Charter to a State Charter** (Fed Member Bank) *(March 2016)*
- **Ranked 12th Best Performing Regional Bank in U.S.** (1)
- **Ranked 40th in the U.S. on ABA's list of Top 100 Farm Lenders** (2)
- **Ranked 40th in the U.S. on SBA's list of Top 100 SBA Lenders** (3)

(1) Source: SNL Financial's list of the Best Performing Regional Banks in U.S. for 2015
(2) Source: American Bankers Association's list of the Top 100 Farm Lender Ranked by Dollar Volume (as of 6/30/16)
(3) Source: U.S. Small Business Administration's list of the Top 100 SBA Lenders Ranked by Number of Loans (as of 9/30/16)

Pro Forma Franchise Footprint

Pro Forma Branches	
• Arkansas:	83
• Colorado:	3
• Kansas:	7
• Missouri:	28
• Oklahoma:	19
• Tennessee:	40
• Texas:	5
Total:	185



IOWA
NEBRASKA
COLORADO
KANSAS
MISSOURI
ILLINOIS
INDIANA
OHIO
KENTUCKY
WEST VIRGINIA
VIRGINIA
NORTH CAROLINA
SOUTH C
TENNESSEE
OKLAHOMA
NEW MEXICO
TEXAS
ARKANSAS
MISSISSIPPI
ALABAMA
GEORGIA
LOUISIANA
FLORIDA
Denver
Wichita
Topeka
Des Moines
Cedar Rapids
Santa Fe
Amarillo
Oklahoma City
Lubbock
Fort Worth
Dallas
Austin
San Antonio
Houston
Laredo
Memphis
Nashville
Birmingham
Atlanta
Charlotte
Tallahassee
Tampa
Evansville
Frankfort
Columbus
SFNC
OKSB

Source: SNL Financial
Note: SFNC branches pro forma for acquisition of Hardeman County Investment Company

Strategic Acquisition

Financially Attractive

- Expected to be accretive in first full year of operation
- Expected to be accretive to tangible book value in less than 2.5 years
- Pro Forma total assets of $11.2 billion [(1)]
- Deploys a portion of excess capital to generate on-going earnings

Low Risk Profile

- Similar cultures and operating styles
- Mark Funke (OKSB CEO) will be President of the new Southwest Division of Simmons Bank. He will be responsible for the banking operations in Oklahoma, Texas, Colorado, and Kansas
- Comprehensive due diligence and integration planning processes
- Strong pro forma capital ratios

Strategic Value

- Expands geographic footprint into Southwest markets (Oklahoma, Texas and Colorado) and enhances presence in Kansas
    - Scalable entry into attractive high growth markets
- Attractive commercial lending expertise
- Strong core deposit franchise

(1) Pro forma financial data includes acquisition of Hardeman County Investment Company and OKSB

Stock Price Performance (9/26/16 – 12/13/16)



140%
135%
130%
125%
120%
115%
110%
105%
100%
95%
09/26/16
10/11/16
10/27/16
11/11/16
11/25/16
12/13/16
U.S. Election
11/8/16
SFNC
32.9%
OKSB
32.7%
NASDAQ Bank
29.0%

Source: Factset

Transaction Overview

Structure

- Simmons First National Corporation ("SFNC") to acquire 100% of the stock of Southwest Bancorp, Inc. ("OKSB")

Purchase Price

- **Deal value:** Approximately $564.4 million
- **Fixed cash consideration:** $95.0 million
- **Fixed stock consideration:** 7.250 million shares of SFNC stock
- **Implied consideration mix:** 83% stock and 17% cash
- **OKSB per share conversion:** 0.3903 shares of SFNC common stock & $5.11 in cash

Valuation Multiples

- Approximately 2.1x of tangible book value
- Approximately 25.1x 2017E earnings (1)
- Approximately 15.2x 2018E earnings with synergies (1)

Required Approvals & Closing

- Customary regulatory approval
- SFNC & OKSB shareholder approval
- Expected closing in the 3rd Quarter of 2017

Note: Pricing data based on SFNC's closing price of $64.75 as of 12/13/16.
(1) Based on OKSB's consensus 2017E EPS of $1.19; 2018E earnings with synergies of $1.98

Key Transaction Assumptions

Cost Savings	• Expected non-interest expense savings of 35% with 75% of such savings being achieved during 2018; 100% thereafter • $21.5 million pre-tax per year
Revenue Enhancements	• None included in projections
One-time Merger Related Cost	• Approximately $12.8 million after-tax

Loan Mark	• $4.3 million incremental to ALLL and acquired loan discounts
	  • 2.02% of loans
	  • 150% of NPLs
	  • 114% of ALLL and current loan discount

Core Deposit Intangible	• 1.85%, 15 year amortization
Operation and conversion	• Expected to close in Q3-2017 • Expect Bank SNB to be converted and integrated into Simmons Bank during Q1-2018

Financial Impact

- **Estimated EPS Impact:** GAAP [(1)] / Core [(2)]

	GAAP [(1)]	Core [(2)]
– 2017:	~(5%)	Neutral
– 2018 (partial year of cost savings):	~+4%	~+4%
– 2019 and thereafter:	~+6%	~+6%

- **Estimated TBV Impact:**
  - Initial TBV dilution: Less than 2.5%
  - TBV Earn back period: Less than 2.5 years
  - Deal value paid in the form of cash: 17%

Capital Ratios (9/30/16)	SFNC [(3)]	Hardeman [(3)] (Pending)	OKSB [(3)] (Announced)	Pro Forma At Close [(4)]
TCE / TA	9.5%	10.7%	10.9%	8.8%
Tier 1 Leverage Ratio	11.6%	10.1%	13.1%	10.6%
Tier 1 Risk-Based Capital Ratio	14.9%	15.2%	14.0%	13.3%
Total Risk Based Capital Ratio	15.5%	15.9%	15.2%	13.8%

(1) 2017 GAAP EPS includes estimated merger related cost
(2) 2017 core EPS excludes estimated merger related cost
(3) Source: SNL Financial
(4) Pro forma financial impact includes acquisition of Hardeman County Investment Company and OKSB

Due Diligence

- Comprehensive credit due diligence process to review Bank SNB's loan and OREO portfolios
- Excellent cooperation of Bank SNB's management team
- Experienced loan review team, which has a good understanding of borrowers and local markets
- $1.6 billion of loans were reviewed, representing 82% of outstanding balances
  - Reviewed 81% of healthcare related loans (~$228 million reviewed)
  - Reviewed 95% of energy related loans (~$40 million reviewed)
  - Overall loan mark was:
    - 2.02% of total loans
    - 114% of current ALLL and loan discount
- 100% of $2.1 million in OREO balances were reviewed
  - No discount as a result of due diligence

Overview of OKSB

OKSB Footprint



COLORADO
KANSAS
OKLAHOMA
NEW MEXICO
TEXAS
Fort Collins
Denver
Westminster
Centennial
Pueblo
Kearney
Lincoln
Topeka
Overland Park
Kansas City
Garden City
Dodge City
Wichita
Liberal
Oklahoma City
Fort Smith
Santa Fe
Albuquerque
Amarillo
Clovis
Altus
Wichita Falls
Lubbock
Roswell
Alamogordo
Carlsbad
Ciudad Juárez
Odessa
Abilene
Fort Worth
Dallas
Tyler
Paris
San Angelo
Waco
Nacogdoches
Austin
Kerrville
Houston
Beaumont
Pasadena
San Antonio
CHIHUAHUA
Piedras Negras
Laredo
Southwest (31)

Overview

- Founded in 1894 (Bank SNB)
- Headquartered in Stillwater, OK
- Operates 31 branches throughout Colorado, Kansas, Oklahoma and Texas
- Offers commercial and consumer lending, deposit services, specialized cash management and other financial services

Financial Highlights

Total Assets	$	2,468,042
Total Gross Loans		1,880,112
Total Deposits		1,947,924
Loans / Deposits		96.1%
% Core Deposits		93.4%
ROAA		0.71%
ROAE		6.00%
ROATCE		6.38%
Net Interest Margin		3.43%
Efficiency Ratio		64.8%
NPAs / Assets		1.11%
NPAs / Loans + REO		1.46%
C&D Concentration		11.0%
CRE Concentration		43.9%

Dollars in thousands
Source: SNL Financial
Data as of or for the three months ended 9/30/16
Note: Core deposits defined as total deposits less jumbo time deposits greater than $250,000

Expansion into to Attractive Markets

'17 – '22 Projected Population Growth (%)



10.0%
8.4%
8.1%
8.1%
6.3%
4.4%
2.3%
3.8%
1.1%
Austin
San Antonio
D/FW
Denver
Oklahoma City
Stillwater
Wichita
USA
SFNC

'17 – '22 Projected Median HHI Growth (%)



11.0%
9.6%
9.4%
7.8%
7.4%
6.1%
5.9%
7.3%
4.5%
Oklahoma City
Stillwater
Denver
San Antonio
D/FW
Wichita
Austin
USA
SFNC

Projected 2022 Median Household Income ($)



$76,838
$70,417
$68,553
$62,535
$60,767
$57,253
$44,508
$61,639
$45,615
Denver
Austin
D/FW
Oklahoma City
San Antonio
Wichita
Stillwater
USA
SFNC

Simmons First National Corporation

Source: SNL Financial
Deposit data as of 6/30/16
Demographic data deposit weighted by county

Complementary Lines of Business and Future Expansion

Lines of Business	Simmons First National Corporation	Southwest Bancorp, Inc
Mortgage Banking	✓	✓
Wealth Management & Trust	✓	
Treasury Services	✓	✓
SBA Lending Team	✓	
Insurance	✓	
Credit Cards	✓	✓
Equipment Finance	✓	✓
Healthcare Lending		✓

Proven Acquirer and Integrator



First Savings Bank of Arkansas
Financial Centers: 2
Dumas Bancshares, Inc.
Dumas State Bank
Savers Savings Bank of Arkansas
Financial Centers: 2
American Bancshares of Arkansas, Inc.
Lincoln Bankshares Inc.
BANK OF LINCOLN
NBC Bank Corp
July 9, 1999
NBC National Bank of Commerce
Alliance Bancorporation, Inc.
ALLIANCE BANK
Cross County Bancshares, Inc.
June 25, 2004
Financial Centers: 1
Bank of Little Rock
October 31, 2005
Financial Centers: 1
Truman Bank
September 14, 2012
TRUMAN BANK
Excel Bank
October 19, 2012
EXCEL
TCO
LIBERTY
DELTA TRUST
FIRST SOUTH BANK
Q3 2017 Expected
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
First America Savings Bank
December 7, 1990
Financial Centers: 3
Dermott State Bank Bancshares, Inc.
Home Federal Saving Association
March 27, 1992
Financial Centers: 1
First Financial Banc Corporation
July 17, 2000
Financial Centers: 8
FIRST BANK OF ARKANSAS
First Bank of Arkansas, Russellville
First Bank of Arkansas, Searcy
August 1, 1997
Union Planters Corporation
November 21, 2003
Financial Centers: 9
Heartland Community Bank Bancshares, Inc.
July 19, 2002
Financial Centers: 1
Southwest Community Bank
May 14, 2010
Community Bank
Security Savings Bank
October 15, 2010
Metropolitan National Bank
November 25, 2013
Metropolitan National Bank
First State
February 27, 2015
CITIZENS NATIONAL BANK
September 9, 2016
Q3 2017 Expected
bankSNB

M&A activity since 1990:

- 13 Whole bank acquisitions
- 1 Trust Company
- 5 Bank branch deals (total of 20 branches)
- 1 Bankruptcy (363) acquisition
- 4 FDIC failed bank acquisitions
- 4 RTC failed thrift acquisitions

$10 Billion Threshold (Dodd-Frank)

DFAST (Dodd-Frank Stress Test Act)

As part of the Dodd-Frank financial reform legislation in 2010, financial institution's with total consolidated assets of more than $10 billion are required to conduct an annual stress test. SFNC is well underway in the preparation for the DFAST requirements. A GAP analysis has been prepared, the Audit and Compliance Groups have been strengthened, and the Company is preparing to invest in IT system requirements. SFNC's expected reporting timeline is:

- "As-of" date for first stress test — December 31, 2019
- First stress test reporting date — July 31, 2020
- First public disclosure — October 15-31, 2020

Durbin Amendment

The Durbin amendment, passed as part of the Dodd-Frank, required the Federal Reserve to limit fees charged to retailers for debit card processing. For financial institution's with total of $10 billion or more as of December 31st, the debit card fees are reduced beginning on July 1st of the following year. Due to the acquisition of OKSB, SFNC expects to exceed the $10 billion threshold on December 31, 2017. The effective date for the impact of the Durbin Amendment is expected to be July 1, 2018. SFNC's estimated reduction in debit card fees per year is:

- 2017 — $0
- 2018 — $3.7million after-tax
- 2019 — $7.3 million after-tax

Summary

- Pro forma assets of $11.2 billion [(1)]
- Strategic acquisition that enhances franchise value through expansion in Oklahoma, Texas and Colorado, and enhances presence in Kansas
- Expected to be accretive to earnings per share, while retaining strong capital position
- Integration experience and retention of local management helps achieve low execution risk
- We remain well-positioned for future opportunities

(1) Pro forma assets includes acquisition of Hardeman County Investment Company

SUPPLEMENTAL INFORMATION

Pro Forma Loan Composition

SFNC


7%
22%
3%
5%
15%
13%
17%
5%
14%

Loans ($000)		
Construction & Land	$383,874	7%
1-4 Family	1,224,314	22%
Home Equity Loans	174,636	3%
Multi-Family	287,070	5%
CRE - Owner-Occupied	857,724	15%
CRE - Income Producing	727,141	13%
C&I	945,526	17%
Agriculture	285,751	5%
Consumer & Other	803,704	14%
Total	$5,689,740	100%

Yield on Total Loans:	4.86%

OKSB


11%
9%
2%
4%
17%
27%
29%

Loans ($000)		
Construction & Land	$206,672	11%
1-4 Family	162,459	9%
Home Equity Loans	31,219	2%
Multi-Family	71,335	4%
CRE - Owner-Occupied	320,506	17%
CRE - Income Producing	500,318	27%
C&I	540,089	29%
Agriculture	1,647	0%
Consumer & Other	45,867	2%
Total	$1,880,112	100%

Yield on Total Loans:	4.48%

Pro Forma (1)


8%
18%
3%
5%
15%
16%
20%
4%
11%

Loans ($000)		
Construction & Land	$590,546	8%
1-4 Family	1,386,773	18%
Home Equity Loans	205,855	3%
Multi-Family	358,405	5%
CRE - Owner-Occupied	1,178,230	16%
CRE - Income Producing	1,227,459	16%
C&I	1,485,615	20%
Agriculture	287,398	4%
Consumer & Other	849,571	11%
Total	$7,569,852	100%

Yield on Total Loans	4.77%

Dollars in thousands
Source: SNL Financial
Data bank level as of 9/30/16
(1) Note: SFNC pro forma includes acquisition of Hardeman County Investment Company

Pro Forma Deposit Composition

SFNC


10%
7%
3%
11%
69%

Deposits ($000)		
Demand Deposits	$506,969	7%
NOW & Other	218,458	3%
MMDA & Savings	4,833,972	69%
Retail CDs	736,391	11%
Jumbo CDs	694,379	10%
Total Deposits	$6,990,169	100%

Cost of Total Deposits:	0.24%

OKSB


5%
1%
18%
14%
62%

Deposits ($000)		
Demand Deposits	$95,766	5%
NOW & Other	15,719	1%
MMDA & Savings	1,216,859	62%
Retail CDs	271,604	14%
Jumbo CDs	347,976	18%
Total Deposits	$1,947,924	100%

Cost of Total Deposits:	0.32%

Pro Forma (1)


12%
7%
3%
11%
68%

Deposits ($000)		
Demand Deposits	$602,735	7%
NOW & Other	234,177	3%
MMDA & Savings	6,050,831	68%
Retail CDs	1,007,995	11%
Jumbo CDs	1,042,355	12%
Total Deposits	$8,938,093	100%

Cost of Total Deposits:	0.26%

Dollars in thousands
Source: SNL Financial
Data bank level as of 9/30/16
(1) Note: SFNC pro forma includes acquisition of Hardeman County Investment Company

Pro Forma Deposit Composition by State

SFNC



1%
14%
50%
36%

Deposits ($000)		
Arkansas	$3,697,837	50%
Tennessee	2,630,767	36%
Missouri	975,129	13%
Kansas	66,052	1%
Total Deposits	$7,369,785	100%

OKSB



7%
3%
10%
80%

Deposits ($000)		
Oklahoma	$1,540,304	80%
Texas	190,474	10%
Colorado	49,531	3%
Kansas	133,786	7%
Total Deposits	$1,914,095	100%

Pro Forma (1)



2% 1%
17%
42%
2%
10%
25%

Loans ($000)		
Arkansas	$3,697,837	40%
Tennessee	2,630,767	28%
Missouri	975,129	11%
Kansas	199,838	2%
Oklahoma	$1,540,304	17%
Texas	190,474	2%
Colorado	49,531	1%
Total	$9,283,880	100%

Simmons First National Corporation

Dollars in thousands
Source: SNL Financial
Note: Data bank level as of 9/30/16; FDIC deposit data as of 6/30/16
(1) Note: SFNC pro forma includes acquisition of Hardeman County Investment Company

OKSB Historical Financials

Dollars in Thousands	For the Year Ended December 31, 2012	2013	2014	2015	For the Quarter Ended, 12/31/2015	3/31/2016	6/30/2016	9/30/2016
Balance Sheet								
Total Assets	$2,122,255	$1,981,423	$1,942,034	$2,357,022	$2,357,022	$2,360,819	$2,402,262	$2,468,042
Gross Loans (Excl. HFS)	1,340,339	1,266,031	1,398,506	1,771,976	1,771,976	1,780,081	1,814,367	1,872,213
Deposits	1,709,578	1,584,086	1,533,999	1,884,105	1,884,105	1,895,248	1,902,865	1,947,924
Total Equity	246,056	259,187	270,786	296,098	296,098	285,661	282,360	283,820
Gross Loans (Excl. HFS) / Deposits	78.4 %	79.9 %	91.2 %	94.0 %	94.0 %	93.9 %	95.3 %	96.1 %
Net Loans (Excl. HFS) / Assets	61.0	62.0	70.5	74.1	74.1	74.3	74.4	74.7
Capital								
Tangible Common Equity / Tangible Assets	11.44 %	12.94 %	13.87 %	11.95 %	11.95 %	11.49 %	11.16 %	10.92 %
Tier 1 Leverage Ratio	15.01	14.86	16.45	14.41	14.41	13.45	13.18	13.07
Tier 1 Capital Ratio	20.28	20.28	19.70	15.53	15.53	14.14	14.28	13.95
Total Capital Ratio	21.56	21.59	20.96	16.79	16.79	15.39	15.53	15.21
Asset Quality								
Nonperforming Loans (Incl. TDRs)	$76,547	$62,875	$31,112	$40,093	$40,093	$42,206	$34,745	$25,330
Nonperforming Assets (Incl. TDRs)	87,862	63,435	33,112	42,367	42,367	44,480	36,867	27,436
NPLs / Loans	5.66 %	5.01 %	2.23 %	2.25 %	2.25 %	2.37 %	1.91 %	1.35 %
NPAs / Assets	4.14	3.20	1.71	1.80	1.80	1.88	1.53	1.11
Reserves / NPLs	61.0	58.3	91.5	65.1	65.1	64.4	77.4	112.3
Reserves / Loans (Excl. HFS)	3.49	2.90	2.03	1.47	1.47	1.53	1.48	1.51
NCOs / Average Loans	0.07	0.21	0.12	(0.08)	(0.02)	0.74	0.07	0.03
Earnings & Profitability								
Net Income to Common Shareholders	$12,446	$17,296	$20,777	$17,149	$4,544	$1,843	$5,302	$4,173
Net Interest Margin	3.64 %	3.19 %	3.45 %	3.35 %	3.51 %	3.52 %	3.46 %	3.43 %
Efficiency Ratio	61.39	73.30	72.02	68.36	65.58	68.41	64.57	64.78
Non-Interest Income / Avg. Assets	0.67	0.67	0.66	0.69	0.72	0.56	0.62	0.77
Non-Interest Expense / Avg. Assets	2.82	2.73	2.95	2.71	2.70	2.71	2.57	2.61
ROAA	0.72	0.86	1.09	0.84	0.79	0.32	0.91	0.71
ROAE	5.71	6.90	7.82	6.23	6.19	2.55	7.63	6.00

Source: SNL Financial

OKSB Historical Balance Sheet Growth

Assets ($mm)


2,122
1,981
1,942
2,357
2,468
2012
2013
2014
2015
Q3'16

Deposits ($mm)


1,710
1,584
1,534
1,884
1,948
2012
2013
2014
2015
Q3'16

Gross Loans HFI ($mm)


1,340
1,266
1,399
1,772
1,872
2012
2013
2014
2015
Q3'16

Loans / Deposits (%)


78.4%
79.9%
91.2%
94.0%
96.1%
2012
2013
2014
2015
Q3'16

Source: SNL Financial
Q3 '16 data as of 9/30/16

Simmons First National Corporation

NASDAQ-GS: SFNC

Acquisition of
Southwest Bancorp, Inc. (NASDAQ: OKSB)

Southwest Bancorp, Inc.

December 14, 2016